                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 27, 2008

                       NATIONAL BEEF PACKING COMPANY, LLC
             (Exact Name of Registrant As Specified in Its Charter)

         Delaware                      333-111407                 48-1129505
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

       Registrant's telephone number, including area code: (800) 449-2333

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On June 27, 2008,  National Beef Packing Company,  LLC amended its existing sixth amended and restated  credit  agreement with various  issuers and lenders.
The credit  agreement  was  amended  by  increasing  the  amount of Net  Capital
Expenditures  (as defined in the credit  agreement) to $60 million during fiscal year 2008, from $50 million.

     This amendment is attached as Exhibit 10.1 hereto and  incorporated  herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits. The following exhibit is hereby filed:

Exhibit
Number         Document

10.1           The  First   Amendment  to  Sixth  Amended  and  Restated  Credit
               Agreement  dated as of June 27, 2008 by and among the Company and certain agents, lenders and issuers.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       National Beef Packing Company, LLC
Date:  June 30, 2008

                                       By:  /s/ Jay D. Nielsen
                                          --------------------------------------
                                            Jay D. Nielsen, Chief Financial
                                            Officer

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